EXHIBIT 99.2

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                                                            EXECUTION VERSION


                        RECEIVABLES PURCHASE AGREEMENT


                                    between


                            WHOLE AUTO LOAN TRUST,

                                   as Seller


                                      and


                    BEAR STEARNS ASSET BACKED FUNDING INC.,

                                 as Purchaser


                         Dated as of December 12, 2002

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                                                TABLE OF CONTENTS

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1.  DEFINITIONS...................................................................................................1

2. REPRESENTATIONS AND WARRANTIES OF THE SELLER...................................................................1

3. CONVEYANCE OF THE .RECEIVABLES.................................................................................2

4. SELLER COVENANTS...............................................................................................2

5. SURVIVAL OF REPRESENTATIONS AND OBLIGATIONS....................................................................3

6. PROTECTION OF TITLE TO THE PURCHASER...........................................................................3

7. NOTICES........................................................................................................3

8. SUCCESSORS.....................................................................................................4

9. COUNTERPARTS...................................................................................................4

10. APPLICABLE LAW................................................................................................4


EXHIBIT A.......................................................................................................A-1

EXHIBIT B.......................................................................................................B-1

Appendix A.....................................................................................................A-A-1
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                                                i
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     This RECEIVABLES PURCHASE AGREEMENT, dated as of December 12, 2002, between WHOLE AUTO LOAN TRUST, a Delaware statutory trust (the "Seller"), and
BEAR STEARNS ASSET BACKED FUNDING INC., a Delaware corporation (the
"Purchaser").

                             PRELIMINARY STATEMENT

     Subject to the terms and conditions of this Agreement, the Seller is selling the Receivables to the Purchaser. The Purchaser may sell the Receivables to Whole Auto Loan Trust 2002-1, a Delaware statutory trust (the "Issuer"). Following such sale, DaimlerChrysler Services North America LLC ("DCS") will continue to service the Receivables pursuant to the Servicing and Administration Agreement dated as of October 26, 2001 (the "Receivables Servicing Agreement") between DCS, as servicer (the "Receivables Servicer"), the Seller and Bear Stearns Investment Products, Inc. DCS will act as a subservicer for the Servicer pursuant to the Agreement to Subservice and Acknowledgment dated as of December 12, 2002, between DCS, Bear Stearns Asset Receivables Corp., as servicer (the "Servicer"), and the Purchaser.

     The Receivables are the motor vehicle retail installment sale contacts described in Exhibit A hereto.

         For good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. Definitions.

     Capitalized terms used and not otherwise defined herein (including the Preliminary Statement) shall have the meanings assigned thereto in Appendix A hereto.

     2. Representations and Warranties of the Seller.

     The Seller represents and warrants to, and agrees with, the Purchaser that:

     (a) This Agreement has been duly authorized, executed and delivered by the Seller and constitutes a legal, valid and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (b) The Seller's assignment and delivery of the Receivables to the Purchaser will transfer to the Purchaser all of the Seller's right, title and interest therein, subject to no prior lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrance created by the Seller.

     (c) With respect to the Receivables, DCS has made the representations and warranties set forth in Exhibit B hereto.

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     3. Conveyance of the Receivables.

     In consideration of the Purchaser's payment to the Seller of $ , the Seller does hereby irrevocably sell, transfer, assign and otherwise convey to the Purchaser without recourse (subject to the obligations herein) (x) all right, title and interest of the Seller in and to (i) the Receivables; (ii) monies received thereunder on or after the Cut-off Date; (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in the Financed Vehicles;
(iv) rights to receive proceeds with respect to the Receivables from claims on any theft, physical damage, credit life, credit disability, or other insurance policies covering Financed Vehicles or Obligors; (v) the Receivable Files relating to the Receivables; (vi) payments and proceeds with respect to the Receivables held by the Servicer; (vii) all property (including the right to receive Liquidation Proceeds) securing a Receivable; (viii) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cut-off Date; and (ix) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing and (y) all rights of the Seller under (A) the Purchase Agreement dated as of October 29, 2001 between Chrysler Financial Company L.L.C., as seller, and Bear, Stearns International Limited, as purchaser, and (B) the Receivables Servicing Agreement (including without limitation the representations and warranties of DCS thereunder), but in the case of (A) and (B), only to the extent such rights relate to the Receivables. The sale, transfer, assignment and conveyance made hereunder shall not constitute and is not intended to result in an assumption by the Purchaser of any obligation of the Seller to the Obligors or any other Person in connection with the Receivables or any agreement, document or instrument related thereto. The Seller and the Purchaser intend that the sale, transfer, assignment and conveyance of the Receivables and other rights and property pursuant to this Section 3 shall be a sale and not a secured borrowing. However, in the event that such transfer is deemed to be a transfer for security, the Seller hereby grants to the Purchaser a first priority security interest in all of the Seller's right, title and interest in, to and under the Receivables and all proceeds thereof and all other rights and property transferred hereunder to secure a loan in an amount equal to the purchase price, and in such event, this Agreement shall constitute a security agreement under applicable law.

     4. Seller Covenants.

     The Seller shall cause the following to occur:

     (a) The Purchaser shall have received an opinion of Sidley Austin Brown & Wood LLP, in its capacity as counsel to the Purchaser, addressed to the Purchaser and dated the Closing Date, with respect to such matters as the Purchaser requires, and the Seller shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.



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     (b) The Purchaser shall have received evidence satisfactory to it that, on or before the date hereof, UCC-1 financing statements have been or are being filed in the office of the Secretary of State of the State of Delaware reflecting the transfer of the interest of the Seller in the Receivables and the proceeds thereof to the Purchaser.

     The Seller will provide or cause to be provided to the Purchaser such conformed copies of such opinions and documents as the Purchaser may reasonably request.

     5. Survival of Representations and Obligations.

     The respective agreements, representations, warranties and other statements of the Seller and the Purchaser set forth in or made pursuant to this Agreement or contained in certificates of the Seller submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation or statement as to the results thereof made by or on behalf of the Purchaser or the Seller or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Receivables.

     6. Protection of Title to the Purchaser.

     (a) The Seller shall hereby authorizes the filing and agrees to file such financing statements and continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Purchaser in the Receivables and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Purchaser file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (b) The Seller shall not change its name, identity or organizational structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-506(c) or Section 9-508(b) of the UCC, unless it shall have given the Purchaser at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

     (c) The Seller shall have an obligation to give the Purchaser at least 60 days' prior written notice of any change in the jurisdiction in which it is organized if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement.

     7. Notices.

     All communications hereunder will be in writing and, if sent to the Purchaser, will be mailed, delivered or telegraphed and confirmed to Bear Stearns Asset Backed Funding Inc., c/o Bear Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Facsimile: (212) 272-0979, Attention: Brant Brooks; and if sent to the Seller, will be mailed, delivered or telegraphed, and confirmed to it at Whole Auto Loan Trust, c/o Chase Manhattan Bank USA, c/o JPMorgan Chase, 500 Stanton Christiana Road, FL3/OPS4, Newark, Delaware 19713, facsimile: (302) 552-6280, Attention: Institutional Trust Services, with a copy to Bear Stearns Investment



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Products, Inc., 383 Madison Avenue, New York, New York 10179, Facsimile:
(212) 272-0979, Attention: Patricia Jehle. Any such notice will take effect at the time of receipt.

     8. Successors.

     This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and their officers and directors and controlling persons, and no other person will have any right or obligations hereunder.

     9. Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     10. Applicable Law.

     THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS THAT WOULD APPLY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.



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     IN WITNESS WHEREOF, the parties have caused this Purchase Agreement to be duly executed and delivered as of the day and year first above written.


                                  WHOLE AUTO LOAN TRUST
                                  By Chase Manhattan Bank, USA,
                                  National Association, not in its
                                  individual capacity, but solely as
                                  Owner Trustee


                                  By:       /s/ John J. Cashin
                                      ----------------------------------------
                                      Name:   John J. Cashin
                                      Title:  Vice President



                                  BEAR STEARNS ASSET BACKED
                                  FUNDING INC.



                                  By:       /s/ Brant Brooks
                                      ----------------------------------------
                                      Name:   Brant Brooks
                                      Title:  Senior Vice President

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                                                                     EXHIBIT A



Information as to the Receivables as of November 1, 2002. This information may be provided in the form of a computer tape or disk.


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                                                                                                    Current
            Issuer                        Loan ID                  Current Balance               Group Coupon
            ------                        -------                  ---------------               ------------






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                                     A-1
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                                                                   EXHIBIT B


     DCS has made the following representations and warranties with respect to the Receivables (capitalized terms used and not defined in this Exhibit B shall have the meaning(s) ascribed thereto in the Servicing and Administration Agreement dated as of October 26, 2001 (the "Receivables Servicing Agreement") between DaimlerChrysler Services North America LLC, as servicer, Whole Auto Loan Trust and Bear Stearns Investment Products, Inc.):

          (a) no selection procedures believed by CFC to be adverse to the Issuer were or will be used in selecting the Receivables for purchase hereunder,

          (b) each Receivable is an Eligible Receivable,

          (c) there has been no material change in any Credit and Collection Policy that would have a material adverse effect on the performance of the Receivables,

          (d) the Receivable Files are kept at one or more of the locations listed in Schedule A to the Receivables Servicing Agreement,

          (e) the latest scheduled maturity of any Receivable shall be no later than the Final Scheduled Maturity Date,

          (f) as of the Cut-Off Date, approximately 83.73% of the aggregate principal balance of the Receivables, constituting approximately 76.42% of the number of Receivables, represents new vehicles; all of the Receivables are Simple Interest Receivables; and none of the Receivables are Fixed Value Receivables or OSMC Receivables,

          (g) as of the related Cut-off Date, no Obligor on a Receivable is shown on the Receivable Files as the subject of a bankruptcy proceeding, and

          (h) the Seller's underwriting criteria with respect to the Receivables was not materially different than CFC's underwriting criteria with respect to its public retail receivable securitization transactions.

"Eligible Receivable" means, as of the Cut-Off Date, any Receivable:

(i) the Obligor of which (a) is a resident of the United States and (b) is not an affiliate of the originating Dealer or any of the parties hereto,

(ii) the Obligor of which is not the subject of any bankruptcy, insolvency or reorganization proceeding or any other proceeding seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property,

(iii)    which is not a Delinquent Receivable,

(iv) which is "chattel paper" within the meaning of Section 9-105 of the UCC of all applicable jurisdictions,

(v) which is denominated and payable only in United States dollars in the United States,

(vi) which (a) has been originated in the United States by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, (b) was fully and properly executed by the parties thereto, (c) was purchased by the Seller from such Dealer under an existing dealer agreement, (d) satisfies all applicable requirements of the Credit and Collection Policy, and (e) which is assignable by the Seller to the Issuer,

(vii)    which is neither an OMSC Receivable nor a Fixed Value Receivable,
         (viii) which does not have forced-placed physical damage insurance,

(ix) which arises under a Contract (a) which, together with such Receivable, is in full force and effect and constitutes the genuine, legal, valid and binding payment obligation in writing of the related Obligor, enforceable against such Obligor in accordance with its terms and (b) with respect to which (1) no default, breach, violation, or event permitting acceleration under the terms thereof has occurred and (2) there has not arisen any condition that, with notice or lapse of time or both, would constitute a default, breach, violation or event permitting acceleration under the terms thereof, and the Seller has not waived and shall not waive any of the foregoing,

(x) which, together with the related Contract, (a) is secured by a perfected, valid, subsisting and enforceable first priority security interest in favor of CFC in the related Financed Vehicle, (b) contains customary and enforceable provisions such that the rights and remedies of the holder of such security interest are adequate for realization against the collateral of the benefits of the security, and (c) was originated and transferred to the Seller without any conduct constituting fraud or misrepresentation on the part of the applicable Dealer or the Seller,

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(xi)     which, together with the related Contract, immediately following the execution of such Contract, was purchased by (and the originating Dealer has validly assigned all of its right, title and interest therein to) the Seller, and such purchase and assignment of such Receivable, such Contract and the Related Security to the Seller is expressly contemplated in such Contract,

(xii) which, together with the Contract related thereto, and the sale of the Financed Vehicle complied at the time it was originated or made and, at the execution of this Agreement, complies with all requirements of, and does not contravene any, federal, state or local laws and regulations, including usury laws, the federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Texas Consumer Credit Code and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws,

(xiii) the Financed Vehicle securing which (a) is free and clear of any Adverse Claim other than the security interest therein then being assigned by the Seller to the Issuer, and no enforcement action, whether by repossession or otherwise, has been taken with respect to such Financed Vehicle, and (b) is covered by the Required Insurance in respect of such Financed Vehicle, and such Required Insurance is in full force and effect, and the proceeds of the Required Insurance have been assigned to the Seller and such proceeds are fully assignable to the Issuer,

(xiv) with respect to the outstanding balance thereof, such outstanding balance is scheduled to be paid in equal consecutive monthly installments that fully amortize the Amount Financed by maturity,

(xv) which Receivable bears interest at the per annum rate stated on the face of the related Contract, which per annum rate remains fixed during the term of such Receivable and accrued interest on such Receivable is payable monthly, in arrears,



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(xvi)    which Receivable is not due from the United States of America or any
         State or from any agency, department or instrumentality of the United States of America or any State,

(xvii) which Receivable has not been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the lien granted by the related Receivable in whole or in part,

(xviii) which Receivable has not been amended such that the amount of the Obligor's scheduled payments has been increased,

(xix) as to which no provision of such Receivable or the related Contract has been waived,

(xx) as to which Receivable and the related Contract, no right of rescission, setoff, counterclaim or defense has been asserted or threatened,

(xxi) which Receivable has not been originated in, and is not subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Receivable or any Receivable under this Agreement is unlawful, void or voidable,

(xxii) as to which Receivable, all filings (including UCC filings) necessary in any jurisdiction to give the Issuer a first perfected ownership interest in such Receivable shall have been made,

(xxiii) as to which Receivable, there is only one original executed copy of the related Contract,

(xxiv)   which Receivable has a final maturity date before September 30, 2008.

(xxv) (A) which Receivable has a first scheduled due date on or prior to the end of the month following the related Cut-Off Date and (B) which Receivable does not have a payment that is more than 30 days overdue as of the related Cut-Off Date, and

(xxvi) which Receivable has an outstanding principal balance of at least $1,000.00.



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